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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                  ------------
                                    FORM 8-K
                                  ------------


                                 CURRENT REPORT
                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934

               Date of Report (Date of earliest event reported):
                         April 21, 2005 (April 15, 2005)

                                  ------------
                                   ONEIDA LTD.
             (Exact name of registrant as specified in its charter)
                                  ------------


                   New York                              1-5452                         15-0405700
(State or other jurisdiction of incorporation)   (Commission File Number)  (IRS Employer Identification No.)


   163-181 Kenwood Avenue, Oneida, New York                  13421
   (Address of principal executive offices)               (Zip Code)

       Registrant's telephone number, including area code: (315) 361-3000

                                 Not Applicable
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):


[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)


[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)


[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))


[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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ITEM 1.01.        ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.


                  On April 15, 2005 Oneida Ltd. and the Company's Oneida International Limited subsidiary (collectively, the "Company") entered into a Deed of Agreement (the "Agreement") with Mr. Paul Masson, the Company's Senior Vice President, Global Procurement ("Mr. Masson"). This Agreement, which supersedes Mr. Masson's Deed of Agreement dated May 11, 2000 and letter agreement dated January 17, 2005, provides that Mr. Masson will be employed by the Company's subsidiary, Oneida International, Limited as Senior Vice President, Global Procurement for a two year term expiring February 28, 2007, at an annual base salary and annual bonus of not less than 'L'152,000 and 'L'20,000, respectively. In addition, the Agreement requires the Company to pay or reimburse Mr. Masson for various housing, travel, education and insurance expenses associated with his relocation to Thailand. In the event
                  Mr. Masson's employment is terminated prior to the end of the term, the Company must continue to pay Mr. Masson his base salary and annual bonus through the end of the term, as well as a termination bonus equal to 'L'36,000 multiplied by a fraction, the numerator of which is the number of complete calendar months worked by Mr. Masson during the year in which his employment is terminated and the denominator of which is
                  12. Oneida Ltd. has guaranteed Oneida International Limited's performance under the Agreement.

ITEM 1.02.        TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT.


                  Pursuant to the terms of the Agreement described under Item
                  1.01 of this Current Report on Form 8-K, the Agreement supersedes and replaces Mr. Masson's Deed of Agreement dated May 11, 2000, which is incorporated by reference to the Company's Annual Report on Form 10-K for the Company year ended January 31, 2004, and the letter agreement between Mr. Masson and the Company dated January 17, 2005, which is incorporated by reference to the Company's Annual Report on Form 10-K for the Company year ended January 29, 2005.

ITEM 9.01.        FINANCIAL STATEMENTS & EXHIBITS.

                  (c.)  Exhibits

                        EXHIBIT 10.1    Deed of Agreement dated April 12, 2005.


                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                    ONEIDA LTD.

                                                By: /s/ ANDREW G. CHURCH
                                                    -------------------------
                                                        Andrew G. Church
                                                        Senior Vice President &
                                                        Chief Financial Officer

Dated: April 21, 2005




                         STATEMENT OF DIFFERENCES

The British pound sterling sign shall be expressed as................... 'L'